UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
April 26, 2017

W.W. Grainger, Inc.
(Exact name of Registrant as Specified in its Charter)

Illinois	1-5684	36-1150280
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Grainger Parkway, Lake Forest, Illinois  60045
(Address of Principal Executive Offices and Zip Code)

(847) 535-1000
(Registrant's Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

(a)	An annual meeting of shareholders of W.W. Grainger, Inc. (the "Company") was held on April 26, 2017.

(b)	The number of shares issued, outstanding and eligible to vote at the meeting as of its record date of March 6, 2017 was 58,719,653.

At the meeting:

Management’s nominees were elected as directors of the Company for the ensuing year.  Of the 47,963,809 shares present in person or represented by proxy at the meeting, the number of shares voted for, the number of shares as to which authority to vote in the election was withheld, and the number of broker non-votes were as follows with respect to each of the nominees:

Name	Shares Voted For Election	Shares as to Which Voting Authority Withheld	Broker Non-Votes
R. C. Adkins	43,539,729	340,940	4,083,140
B. P. Anderson	42,872,578	1,008,091	4,083,140
V. A. Hailey	43,377,089	503,580	4,083,140
S. L. Levenick	42,997,899	882,770	4,083,140
D. G. Macpherson	43,460,346	420,323	4,083,140
N. S. Novich	42,505,231	1,375,438	4,083,140
M. J. Roberts	43,044,994	835,675	4,083,140
J. T. Ryan	43,090,850	789,819	4,083,140
E. S. Santi	43,513,471	367,198	4,083,140
J. D. Slavik	42,698,950	1,181,719	4,083,140

A proposal to ratify the appointment of Ernst & Young LLP as independent auditor of the Company for the year ending December 31, 2017 was approved.  Of the 47,963,809 shares present or represented by proxy at the meeting, 47,092,310 shares were voted for the proposal, 833,007 shares were voted against the proposal and 38,492 shares abstained from voting with respect to the proposal.

A non-binding advisory proposal to approve the compensation of the Company’s Named Executive Officers was approved.  Of the 47,963,809 shares present or represented by proxy at the meeting, 42,599,343 shares were voted for the proposal, 827,618 shares were voted against the proposal and 453,708 shares abstained from voting with respect to the proposal. There were 4,083,140 broker non‑votes.

A non-binding advisory proposal to select the frequency of the advisory vote on the compensation of the Company’s Named Executive Officers was voted on.  Of the 47,963,809 shares present or represented by proxy at the meeting, 41,565,423 shares were voted for one year, 253,916 shares were voted for two years, 1,948,072 shares were voted for three years and 113,258 shares abstained from voting with respect to the proposal.  There were 4,083,140 broker non-votes.  Consistent with the preferred frequency expressed by the Company’s shareholders, the Company has determined to hold a non-binding advisory vote to approve the compensation of the Company’s Named Executive Officers every year, until the next required non-binding advisory vote on the frequency of shareholder votes on the compensation of the Company’s Named Executive Officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 27, 2017

W.W. GRAINGER, INC.

By:	/s/ Hugo Dubovoy, Jr.
Name: Hugo Dubovoy, Jr. Title: Vice President, Corporate Secretary